SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2003

WESTERN WIRELESS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	000-28160	91-1638901

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue S.E., Bellevue, Washington		98006

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(425) 586-8700

(Former name or former address, if changes since last report)

ITEM 7. Exhibits
ITEM 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1

     ITEM 7. Financial Statements and Exhibits

99.1	Press release dated September 11, 2003.

     ITEM 9. Regulation FD Disclosure

     On September 11, 2003, Western Wireless issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing, among other things, that it filed amended quarterly reports for the first and second quarters of 2003 on Forms 10-Q/A with the Securities and Exchange Commission.

     The information required to be disclosed pursuant to “Item 12. Results of Operations and Financial Condition” is being furnished under “Item 9. Regulation FD Disclosure” in accordance with the Securities and Exchange Commission’s Final Rule Release No. 33-8216.

     Such information, including the exhibit attached hereto under “Item 7. Financial Statements and Exhibits” shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN WIRELESS CORPORATION

(Registrant)
Date: September 12, 2003	By:	/s/ Jeffery A. Christianson

Jeffrey A. Christianson Senior Vice President and General Counsel